UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3940
Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/07

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Emerging Markets Opportunity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Emerging Markets
Opportunity Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Emerging Markets Opportunity Fund, covering the period from the fund’s inception on July 13, 2006, through May 31, 2007.

Conditions in the global economy have remained relatively robust, even as U.S. economic growth has moderated. While we expect the global expansion to continue, it probably will do so at a somewhat reduced pace as softer U.S. consumer and business spending reduces demand for imports and some high-flying emerging markets, notably China, take steps to reduce unsustainably high growth rates. These factors may compel global investors to proceed with a sense of greater caution.

The U.S. dollar, however, has continued to decline relative to most other currencies, making investments denominated in foreign currencies more valuable for U.S. residents.We expect this trend to persist, as a stubborn U.S. trade deficit and stronger economic growth in some overseas markets continue to attract global capital away from U.S. markets and toward those with higher potential returns. These factors, combined with a weakening U.S. dollar, could lead to new opportunities and challenges in international equity markets. As always, your financial advisor can help you position your investments for these developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period between the fund’s inception on July 13, 2006, and May 31, 2007, as provided by Hugh Hunter,Tony Hann, Richard Fairgrieve and Bill Rudman, Portfolio Managers, WestLB Mellon Asset Management (USA) LLC, Sub-Investment Adviser

Fund and Market Performance Overview

The emerging markets continued to advance during the reporting period, benefiting from expanding economies in many regions of the world.Although the fund participated in the market’s gains to a significant degree and posted a strong absolute return since its inception date, its returns fell short of the benchmark index, as good results from our bottom-up security selection strategy were partly offset by more disappointing returns from our top-down country allocation strategy.

Between its inception on July 13, 2006, and the end of its annual reporting period on May 31, 2007, the fund achieved total returns of 35.12% for Class A shares, 34.32% for Class C shares, 35.44% for Class I shares and 34.88% for Class T shares.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “Index”), produced a 38.50% total return for the period from June 30, 2006, through May 31, 2007.2

Effective 6/1/07, Class R shares were renamed Class I shares.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by investing in the stocks of companies organized, or with a majority of their assets and operations, in emerging market countries.The fund may invest in companies of any size.We allocate the fund’s assets among emerging market countries using a top-down, quantitative model that incorporates valuation, currency, momentum, growth, interest-rate and risk factors to determine each country’s weighting relative to the Index.We also consider qualitative factors, such as political and economic developments, and market factors, such as liquidity.To select individual stocks, our bottom-up process focuses on fundamental analysis, including assessments of each company’s management, product lines and competitive positions.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Emerging Markets Continued to Advance in Expanding Global
and Domestic Economies

The world’s emerging markets continued to post high absolute returns during the reporting period, with gains fueled by strong demand for exports and increased domestic consumption by a growing middle class. Growth was particularly strong in former third-world countries, such as China and India, where low-cost labor has attracted manufacturing operations and investment capital from higher-cost, developed nations.

The fund also produced strong absolute returns, but its results lagged its benchmark index, primarily due to our value-oriented country allocation strategy. Our allocation model tends to favor markets where stocks are more reasonably priced relative to earnings growth. In particular, our model regarded India as richly valued, leading to a generally underweighted position in the subcontinent relative to the benchmark index. However, India’s stock market continued to rally. Conversely, our model determined that stocks in Russia were more attractively valued, leading to relatively heavy exposure during a time in which Russian stocks underperformed the averages. In addition, the fund’s start-up costs detracted from returns during the reporting period, as did the inflow of new investments. Because it took time to deploy new capital, a larger-than-average cash position prevented the fund from participating more fully in the emerging markets’ gains.

The fund achieved better results in other markets. Overweighted positions in Malaysia and Peru contributed positively to performance, as rising commodity prices benefited materials producers and higher lending volumes boosted earnings for banks.

Successful Security Selections Boosted Fund Performance

Our stock selection strategy proved to be especially successful in China, Thailand and South Africa. Among Thai companies, coal producer Banpu Public benefited from rising industrial demand for energy throughout the Pacific Rim. Oil services and refining company PTT fared well due to tight refinery capacity and improving profit margins. A number of stocks in China produced strong gains in a rapidly growing economy, including electric utility China Resources Power, which was sold during the reporting period, and financial services provider China Merchants Bank.Among the fund’s South Africa holdings, Impala Platinum Holdings rose on the strength of higher prices for precious metals.

The fund also received positive contributions from its holdings in Brazil and Taiwan. In Brazil, integrated oil producers such as Petróleo Brasileiro and Cia Vale Do Rio Doce helped satisfy ongoing demand from China for energy commodities.Taiwan posted strong results from shipping companies and manufacturers of flat-screen televisions. On the other hand, results in Russia were undermined by lackluster performance from Gazprom and other energy companies.

Finding Value-Oriented Opportunities in Rising Markets

Global economic growth has remained robust despite signs of a slowdown in the United States, a major trading partner of many emerging-markets nations. Robust growth has produced a reacceler-ation of inflation in some markets, such as India and China, requiring their central banks to raise short-term interest rates. However, other markets including Brazil and Thailand have reduced interest rates as inflationary pressures subsided. In addition, valuations in some markets have become stretched, in our judgment, after sustained market rallies. In other areas, where explosive earnings growth has justified higher stock prices, valuations have remained more attractive.

Our investment approach is designed to identify those markets where conditions are conducive to higher stock prices.Within those regions, we seek to take advantage of periods of heightened market volatility to purchase stocks of growing companies at reasonable prices.

June 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation in effect through September 30,
2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index
is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/13/06.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C, Class I and Class T shares of Emerging
Markets Opportunity Fund on 7/13/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital
International Emerging Markets Index (the “Index”) on that date. For comparative purposes, the value of the Index on
6/30/06 is used as the beginning value on 7/13/06.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all
classes.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Actual Aggregate Total Returns	as of	5/31/07

			Inception	From
			Date	Inception

Class A shares
with maximum sales charge (5.75%)			7/13/06	27.38%
without sales charge			7/13/06	35.12%
Class C shares
with applicable redemption charge †			7/13/06	33.32%
without redemption			7/13/06	34.32%
Class I shares			7/13/06	35.44%
Class T shares
with applicable sales charge (4.5%)			7/13/06	28.80%
without sales charge			7/13/06	34.88%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Emerging Markets Opportunity Fund from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.73	$ 14.73	$ 9.40	$ 12.07
Ending value (after expenses)	$1,152.10	$1,148.40	$1,154.10	$1,151.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.05	$ 13.79	$ 8.80	$ 11.30
Ending value (after expenses)	$1,014.96	$1,011.22	$1,016.21	$1,013.71

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C, 1.75% for
Class R and 2.25% for Class T, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2007

Common Stocks—96.1%	Shares	Value ($)

Argentina—.4%
BBVA Banco Frances, ADR	5,500	65,890
Brazil—9.6%
Banco Bradesco, ADR	6,000	152,340
Cia de Bebidas das Americas (AmBev), ADR	800	53,440
Cia de Bebidas das Americas (AmBev), ADR (Preferred)	900	61,020
Cia Vale do Rio Doce (CVRD), ADR	2,400	109,080
Cia Vale do Rio Doce (CVRD), ADR (Preferred)	7,600	291,688
EDP—Energias do Brasil	3,200	56,845
Empresa Brasileira de Aeronautica, ADR	2,000	96,960
Equatorial Energia	5,600	56,140
GAFISA, ADR	1,700 a	57,596
GVT Holding	3,900 a	58,322
JBS	11,000 a	46,281
Petroleo Brasileiro, ADR	800	86,528
Petroleo Brasileiro, ADR (Preferred)	4,000	383,520
Positivo Informatica	2,500	50,644
Tam, ADR	900	30,582
Unibanco—Uniao de Bancos Brasileiros, GDR	700	78,617
		1,669,603
China—9.2%
Aluminum Corp. of China, Cl. H	90,000	119,181
China Construction Bank, Cl. H	262,000 b	157,033
China Life Insurance, Cl. H	102,000	315,472
China Merchants Bank, Cl. H	72,000	185,802
China Petroleum & Chemical, ADR	100	10,980
China Petroleum & Chemical, Cl. H	126,000	140,712
China Shenhua Energy, Cl. H	58,701	172,157
China Telecom, Cl. H	354,000	190,413
Datang International Power Generation, Cl. H	134,000	174,358
PetroChina, Cl. H	110,000	143,975
		1,610,083
Egypt—.9%
Orascom Construction, GDR	1,200	158,651

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Hong Kong—4.5%
China Mobile	25,500	238,400
China Mobile, ADR	4,700	218,174
China Overseas Land & Investment	106,000	145,527
Shangri-La Asia	72,000	187,185
		789,286
Hungary—.8%
Magyar Telecom, ADR	1,600	40,464
MOL Hungarian Oil, ADR	800	97,113
		137,577
India—1.5%
Bharat Heavy Electricals	2,640	89,901
iPath MSCI India Index ETN	1,200 a	72,372
Reliance Industries	1,800	76,197
Reliance Industries, GDR	200 b	17,439
		255,909
Israel—2.3%
Bank Hapoalim	18,000	97,304
Bezeq Israeli Telecommunication	47,660	83,915
Elbit Systems Ltd	1,050	45,269
Teva Pharmaceutical Industries, ADR	4,400	172,480
		398,968
Luxembourg—1.3%
Tenaris, ADR	4,600	228,390
Malaysia—5.7%
Bumiputra-Commerce Holdings	57,700	202,039
Genting Berhad	78,200	181,780
IOI	14,800	119,759
KNM Group Berhad	39,000	160,659
Public Bank	49,500	145,652
YTL Berhad	74,200	194,315
		1,004,204

Common Stocks (continued)	Shares	Value ($)

Mexico—1.2%
America Movil, ADR, Ser. L	1,800	108,990
Consorcio ARA	34,000	54,745
Wal-Mart de Mexico, Ser. V	11,426	43,218
		206,953
Peru—2.2%
Credicorp	6,653	387,737
Poland—1.7%
Bank Pekao	834	74,152
KGHM Polska Miedz	580	23,729
Powszechna Kasa Oszczednosci Bank Polski	7,612	142,957
Telekomunikacja Polska	6,719	49,763
		290,601
Russia—11.6%
Cherepovets MK Severstal, GDR	9,700	124,388
Gazprom, ADR	16,930	617,945
LUKOIL, ADR	5,500	412,651
MMC Norilsk Nickel, ADR	1,030	196,305
Mobile Telesystems, ADR	3,400	184,212
RAO Unified Energy System of Russia, GDR	1,600	195,962
VTB Bank, GDR	26,700 [a]	301,710
		2,033,173
South Africa—3.0%
Anglo Platinum	275	46,447
Exxaro Resources	2,183	21,052
FirstRand	23,164	74,971
Gold Fields	2,541	43,239
Impala Platinum Holdings	666	20,814
Mittal Steel South Africa	1,950	34,440
MTN Group	5,128	70,212
Murray & Roberts Holdings	7,330	69,866
Naspers, Cl. N	2,100	56,037

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

South Africa (continued)
Sasol	1,567	57,108
Truworths International	6,672	38,428
		532,614
South Korea—15.7%
Daelim Industrial	1,250	188,628
GS Engineering & Construction	1,870	248,930
Hana Financial Group	3,260	165,152
Hanjin Heavy Industries & Construction	3,700	227,324
Kookmin Bank, ADR	2,400	216,936
Korea Exchange Bank	10,820	169,108
LG	3,830	183,708
LG.Philips LCD, ADR	8,700 a	175,566
Mirae Asset Securities	1,786	132,446
Orion	551	156,198
POSCO, ADR	2,100	250,530
Samsung Electronics	281	162,043
Samsung Electronics, GDR (Common)	706 b	204,705
Samsung Electronics, GDR (Preferred)	598 b	134,251
Shinsegae	149	106,801
		2,722,326
Taiwan—14.0%
Acer	25,000	46,163
Advanced Semiconductor Engineering	54,000 a	62,116
Au Optronics	82,000	126,593
Cathay Financial Holding	101,889	214,974
Cathay Financial Holding, GDR	1,000	21,220
China Steel	82,000	95,565
Delta Electronics	18,000	58,847
HON HAI Precision Industry	39,200	277,076
MediaTek	12,300	194,730
Morgan Stanley Capital International
Taiwan Index (warrants 10/30/07)	35,342 a,b	340,630

Common Stocks (continued)	Shares	Value ($)

Taiwan (continued)
NAN YA Plastic	40,000	77,494
President Chain Store	75,000	204,102
SinoPac Financial Holdings	133,000	57,975
Taiwan Fertilizer	42,000	78,698
Taiwan Semiconductor Manufacturing, ADR	48,000	523,680
Vanguard International Semiconductor	70,000	71,303
		2,451,166
Thailand—4.6%
Advanced Info Service Public Company	33,900	92,736
Banpu Public	28,100	186,195
PTT	39,000	301,094
Siam Commercial Bank	104,700	219,584
		799,609
Turkey—1.6%
Turk Hava Yollari Anonim Ortakligi	15,880 a	101,246
Turkiye Garanti Bankasi	33,060	181,924
		283,170
United Kingdom—.0%
Hochschild Mining	722	4,404
United States—4.3%
iShares MSCI Emerging Markets Index Fund	4,000	507,200
Southern Copper	2,838	251,674
		758,874
Total Common Stocks
(cost $14,044,238)		16,789,188

Preferred Stocks—1.5%

Brazil:
Bradespar	2,800	106,462
Investimentos Itau	24,558	153,456
Total Preferred Stocks
(cost $131,451)		259,918

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $300,000)	300,000 [c]	300,000

Total Investments (cost $14,475,689)	99.3%	17,349,106

Cash and Receivables (Net)	.7%	124,470

Net Assets	100.0%	17,473,576

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] Non-income producing security.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities amounted to $854,058 or 4.9% of net assets.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	22.4	Utilities	2.8
Energy	17.4	Consumer Discretionary	1.9
Industrial	14.1	Money Market Investment	1.7
Basic Materials	12.5	Health Care	1.0
Information Technology	8.3	Real Estate Management
Telecommunication Services	7.2	& Development	.3
Exchange Traded Funds	4.9	Other	.1
Consumer Staples	4.7		99.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	14,175,689	17,049,106
Affiliated issuers	300,000	300,000
Cash		83,010
Cash denominated in foreign currencies	10,123	10,011
Receivable for investment securities sold		295,230
Dividends and interest receivable		40,598
Receivable for shares of Common Stock subscribed		7,655
Unrealized appreciation on forward
currency exchange contracts—Note 4		13
Prepaid expenses		47,052
		17,832,675

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		14,605
Payable for investment securities purchased		256,741
Payable for shares of Common Stock redeemed		14,974
Unrealized depreciation on forward
currency exchange contracts—Note 4		125
Accrued expenses		72,654
		359,099

Net Assets ($)		17,473,576

Composition of Net Assets ($):
Paid-in capital		13,812,987
Accumulated undistributed investment income—net		45,213
Accumulated net realized gain (loss) on investments		741,924
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		2,873,452

Net Assets ($)		17,473,576

Net Asset Value Per Share
	Class A	Class C	Class R	Class T

Net Assets ($)	15,693,843	985,812	440,146	353,775
Shares Outstanding	933,352	59,013	26,119	21,086

Net Asset Value Per Share ($)	16.81	16.70	16.85	16.78

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
From July 13, 2006 (commencement of operations) to May 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $22,195 foreign taxes withheld at source):
Unaffiliated issuers	202,856
Affiliated issuers	24,422
Interest	59
Total Income	227,337
Expenses:
Management fee—Note 3(a)	132,634
Custodian fees	89,180
Legal fees	56,690
Registration fees	51,159
Auditing fees	36,572
Shareholder servicing costs—Note 3(c)	28,586
Prospectus and shareholders’ reports	8,188
Distribution fees—Note 3(b)	4,571
Directors’ fees and expenses—Note 3(d)	1,241
Loan commitment fees—Note 2	18
Miscellaneous	11,973
Total Expenses	420,812
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(204,765)
Less—reduction in custody fees due to earnings credits—Note 1(c)	(5,103)
Net Expenses	210,944
Investment Income—Net	16,393

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign
currency transactions (net of $237 foreign taxes)	815,164
Net realized gain (loss) on forward currency exchange contracts	19,350
Net Realized Gain (Loss)	834,514
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	2,873,452
Net Realized and Unrealized Gain (Loss) on Investments	3,707,966
Net Increase in Net Assets Resulting from Operations	3,724,359

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
From July 13, 2006 (commencement of operations) to May 31, 2007

Operations ($):
Investment income—net	16,393
Net realized gain (loss) on investments	834,514
Net unrealized appreciation (depreciation) on investments	2,873,452
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,724,359

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(60,722)
Class C shares	(3,052)
Class R shares	(1,651)
Class T shares	(1,448)
Total Dividends	(66,873)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	12,979,345
Class C shares	808,849
Class R shares	413,053
Class T shares	265,107
Dividends reinvested:
Class A shares	27,531
Class C shares	1,539
Class R shares	1,651
Class T shares	1,448
Cost of shares redeemed:
Class A shares	(607,338)
Class C shares	(95)
Class R shares	(75,000)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	13,816,090
Total Increase (Decrease) in Net Assets	17,473,576

Net Assets ($):
Beginning of Period	—
End of Period	17,473,576
Undistributed investment income—net	45,213

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

Capital Share Transactions:
Class A
Shares sold	971,989
Shares issued for dividends reinvested	1,815
Shares redeemed	(40,452)
Net Increase (Decrease) in Shares Outstanding	933,352

Class C
Shares sold	58,918
Shares issued for dividends reinvested	102
Shares redeemed	(7)
Net Increase (Decrease) in Shares Outstanding	59,013

Class R
Shares sold	30,464
Shares issued for dividends reinvested	109
Shares redeemed	(4,454)
Net Increase (Decrease) in Shares Outstanding	26,119

Class T
Shares sold	20,990
Shares issued for dividends reinvested	96
Net Increase (Decrease) in Shares Outstanding	21,086

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from July 13, 2006 (commencement of operations) to May 31, 2007. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class R	Class T
	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50
Investment Operations:
Investment income (loss)—net [a]	.02	(.07)	.05	(.01)
Net realized and unrealized
gain (loss) on investments	4.36	4.34	4.37	4.36
Total from Investment Operations	4.38	4.27	4.42	4.35
Distributions:
Dividends from net realized
gain on investments	(.07)	(.07)	(.07)	(.07)
Net asset value, end of period	16.81	16.70	16.85	16.78

Total Return (%) [b]	35.12[c]	34.32[c]	35.44	34.88[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets [b]	3.46	4.17	3.43	3.92
Ratio of net expenses
to average net assets [b]	1.73	2.38	1.51	1.96
Ratio of net investment income
(loss) to average net assets [b]	.17	(.46)	.36	(.10)
Portfolio Turnover Rate [b]	140.52	140.52	140.52	140.52

Net Assets, end of period ($ x 1,000)	15,694	986	440	354

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Emerging Markets Opportunity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on July 13, 2006.The fund’s investment objective seeks long-term capital appreciation by investing in stocks of companies in emerging market countries.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). WestLB Mellon Asset Management (USA) LLC (“WMAM US”) serves as the fund’s sub-investment adviser.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. Effective June 30, 2007, the Distributor will be known as MBSC Securities Corporation. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

As of May 31, 2007, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 341,623 of the outstanding Class A shares, 20,095 of the outstanding Class R shares and 20,096 of the outstanding Class C and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At May 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $896,487 and unrealized appreciation $2,764,102.

The tax character of distributions paid to shareholders during the fiscal period ended May 31, 2007 were as follows: ordinary income $66,873.

During the period ended May 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, passive foreign investment companies and Indian capital gain taxes, the fund increased accumulated undistributed investment income-net by $28,820, decreased accumulated net realized gain (loss) on investments by $25,717 and decreased paid-in capital by $3,103. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended May 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and
Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until September 30, 2008, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.75% of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $204,765 during the period ended May 31, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and WMAM US, Dreyfus pays WMAM US an annual fee of .725% of the value of the fund’s average daily net assets, payable monthly.

During the period ended May 31, 2007, the Distributor retained $834 and $49 from commissions earned on sales of the fund’s Class A and Class T shares, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2007, Class C and Class T shares were charged $3,917 and $654, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2007, Class A, Class C and Class T shares were charged $23,829, $1,306 and $654, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2007, the fund was charged $527 pursuant to the transfer agency agreement.

During the period ended May 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,122, Rule 12b-1 distribution plan fees $673, shareholder services plan fees $3,526, chief compliance officer fees $3,748 and transfer agency per account fees $150, which are offset against an expense reimbursement currently in effect in the amount of $11,614.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2007, amounted to $30,016,768 and $16,657,679, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at May 31, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Hong Kong Dollar,
expiring 6/4/2007	139,903	17,914	17,917	3
Malaysian Ringgit,
expiring 6/1/2007	122,895	36,169	36,161	(8)
Sales:		Proceeds ($)
Brazilian Real,
expiring 6/1/2007	42,418	21,916	22,033	(117)
Hong Kong Dollar,
expiring 6/1/2007	209,497	26,840	26,830	10
Total				(112)

At May 31, 2007, the cost of investments for federal income tax purposes was $14,585,039; accordingly, accumulated net unrealized appreciation on investments was $2,764,067, consisting of $3,076,848 gross unrealized appreciation and $312,781 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Emerging Markets Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Emerging Markets Opportunity Fund (one of the funds comprising Strategic Funds, Inc.) as of May 31, 2007, and the related statements of operations and changes in net assets and financial highlights for the period from July 13, 2006 (commencement of operations) through May 31, 2007.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31,2007 by correspondence with the custodian.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Opportunity Fund at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period from July, 13, 2007 (commencement of operations) through May 31, 2007, in conformity with U. S. generally accepted accounting principles.

New York, New York
July 16, 2007

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2007:

—the total amount of taxes paid to foreign countries was $18,857.

—the total amount of income sourced from foreign countries was $173,845.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2007 calendar year with Form 1099-DIV which will be mailed by January 31, 2008.The fund hereby designates 1.50% of the ordinary dividends during the fiscal year ended May 31, 2007 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $66,873 represents the maximum amount that may be considered qualified dividend income.

Also, the fund designates $.0724 per share as a short-term capital gain distribution paid on December 29, 2006.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 168 ———————

David W. Burke (71)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 92 ———————

William Hodding Carter III (72)
Board Member (1988)

Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:

  The Century Foundation, Emeritus Director
  The Enterprise Corporation of the Delta, Director

No. of Portfolios for which Board Member Serves: 28 ———————

Gordon J. Davis (65)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 37

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (65)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Principal, Joni Evans Ltd.
  Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 28 ———————

Ehud Houminer (66)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 69 ———————

Richard C. Leone (67)
Board Member (1984)

Principal Occupation During Past 5 Years:

  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Board Memberships and Affiliations:

  The American Prospect, Director
  Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 28 ———————

Hans C. Mautner (69)
Board Member (1984)

Principal Occupation During Past 5 Years:

  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:

  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Partners LLC

No. of Portfolios for which Board Member Serves: 28

Robin A. Melvin (43)
Board Member (1995)

Principal Occupation During Past 5 Years:

  Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances

No. of Portfolios for which Board Member Serves: 28

———————

Burton N. Wallack (56)
Board Member (2006)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 28

———————

John E. Zuccotti (69)
Board Member (1984)

Principal Occupation During Past 5 Years:

  Chairman of Brookfield Financial Properties, Inc.
  Senior Counsel of Weil, Gotshal & Manges, LLP
  Chairman of the Real Estate Board of New York

Other Board Memberships and Affiliations:

  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Visiting Nurse Service of New York, Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 28

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 86 investment companies (comprised of 168 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (87 investment companies, comprised of 184 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2006 and $39,466 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2006 and $3,485 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $586,749 in 2006 and $1,302,603 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)